UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2010

Loral Space & Communications Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14180	87-0748324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Third Avenue, New York, New York		10016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 697-1105

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following the Annual Meeting of Stockholders of Loral Space & Communications Inc. (the “Company”) held on May 18, 2010 (see Item 5.07 below), the Board of Directors took a series of steps designed to reduce the size of the Board to the number of directors presently serving on the Board and to rationalize the allocation of directors among the different classes. In connection therewith, Mr. John D. Harkey, Jr. resigned as a Class I director and was appointed by the Board of Directors to serve as a Class II director, with a term expiring in 2011. In addition, the Board of Directors approved a reduction in the number of directorships from nine to seven, with two directorships apportioned to Class I, two directorships apportioned to Class II and three directorships apportioned to Class III. Messrs. Simon and Stenbit serve as the Class I directors, Messrs. Harkey and Targoff serve as the Class II directors, and Dr. Rachesky and Messrs. Goldstein and Devabhaktuni serve as the Class III directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Stockholders on May 18, 2010. At the meeting, the following proposals were acted upon:

(1) Three Class I nominees for the Board of Directors were elected to three-year terms, expiring in 2013. The votes were as follows:

Name	For	Withheld	Broker Non-Votes
Mr. John Harkey, Jr.	13,518,175	2,532,600	3,387,475
Mr. Arthur L. Simon	15,216,951	833,824	3,387,475
Mr. John P. Stenbit	15,210,839	839,936	3,387,475

Directors whose term of office continued after the Company’s 2010 Annual Meeting of Stockholders and who were not subject to election at the 2010 Annual Meeting of Stockholders are Michael B. Targoff, whose term expires in 2011, and Dr. Mark H. Rachesky, Hal Goldstein and Sai Devabhaktuni, whose terms expire in 2012. As stated above in Item 5.02, after the Annual Meeting of Stockholders, Mr. Harkey resigned as a Class I director and was appointed by the Board of Directors to serve as a Class II director, with a term expiring in 2011.

(2) Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010. The votes were as follows:

For	18,771,721
Against	56,964
Abstain	609,565

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loral Space & Communications Inc.

May 21, 2010	By:	Avi Katz

Name: Avi Katz
Title: Senior Vice President, General Counsel and Secretary